FVA PSUM1 03/18

SUPPLEMENT DATED March 1, 2018

TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

OF

FRANKLIN VOLSMART ALLOCATION VIP FUND

(a series of Franklin Variable Insurance Products Trust)

The summary prospectuses of the Fund are amended as follows:

I.  On January 1, 2018, Franklin Advisory Services ceased to be a sub-adviser of the Franklin VolSmart Allocation VIP Fund.  Therefore, the fifth paragraph under “Principal Investment Strategies” is replaced with the following:

K2 Advisors serves as sub-adviser to the Fund to assist in the management of the overall asset allocation, volatility management and tail risk protection strategies.

II.  The “Sub-Advisors” section is replaced with the following:

Sub-Advisor

K2/D&S Management Co., L.C.C. (K2 Advisors)

III.  All other references to Advisory Services with respect to the Franklin VolSmart Allocation VIP Fund are replaced with Advisers.

Please keep this supplement with your summary prospectus for future reference.

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